iShares®

iShares Trust

Supplement dated February 3, 2017

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated December 1, 2016 (as revised December 16, 2016),

for iShares Edge MSCI Multifactor Global ETF (ACWF) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

Effective February 3, 2017, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of February 3, 2017
iShares Edge MSCI Multifactor Global ETF	50,000 shares per unit	$1,238,582

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ACWF-0217

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